Exhibit 10.50

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of December 22, 2006, is entered into between KBS CRESCENT GREEN, LLC, a Delaware limited liability company (“Purchaser”), and CRESCENT 1100, L.L.C., a Delaware limited liability company, CRESCENT 1200, L.L.C., a Delaware limited liability company, and CRESCENT 1300, L.L.C., a Delaware limited liability company (collectively, “Sellers”), with reference to the following recitals:

RECITALS

A. Sellers and KBS Capital Advisors LLC, a Delaware limited liability company (“Assignor”), entered into that certain Purchase and Sale Agreement dated as of December 19, 2006 (the “Purchase Agreement”). Assignor subsequently assigned its entire interest in and to the Purchase Agreement to Purchaser. All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. Sellers and Purchaser mutually desire to amend the Purchase Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Reduction in Purchase Price. The Purchase Price shall be, and hereby is, reduced from Forty-Eight Million Two Hundred Fifty Thousand and No/100 Dollars ($48,250,000.00) to Forty-Eight Million One Hundred Forty Thousand and No/100 Dollars ($48,140,000.00).

2. Post Closing Escrow Agreement. The definition of “Post Closing Escrow Agreement” is hereby amended to mean an escrow agreement, the form of which shall be mutually agreed upon and approved by Sellers and Purchaser at least five (5) business days prior to the Closing Date.

3. Ellis & Winters Letter. The parties hereby agree upon and approve the form of the Ellis and Winters Letter Agreement as attached hereto as Exhibit A.

4. Temporary Parking Easement. The parties hereby agree upon and approve the form of the Crescent Lakeside Parking Easement as attached hereto as Exhibit B.

5. Ground Lease Amendment. The parties hereby agree upon and approve the form of the Ground Lease Amendment as attached hereto as Exhibit C.

6. Service Contracts. The only Service Contracts under which Purchaser will assume obligations at Closing for the Property are the Service Contracts listed on Exhibit D attached hereto. Seller shall terminate at Closing all Service Contracts that are not listed on Exhibit D attached hereto.

7. Approved Title Insurance Policy. Notwithstanding anything stated to the contrary in the Purchase Agreement, including, without limitation, the provisions of Section 7 of the Purchase Agreement, the Title Insurance Policy which the Title Insurer shall issue and deliver to Purchaser, or shall have committed to issue and deliver to Purchaser, as a condition precedent to Closing, shall be a title policy in the form contemplated by the pro-forma title policy attached hereto as Exhibit E and made a part hereof, together with any endorsements attached thereto.

8. Amendments. Purchaser acknowledges receipt of (a) the fully-executed ACS 1200 Lease Amendment; and (b) the fully-executed ACS 1300 Lease Amendment. Notwithstanding anything to the contrary set forth in the Purchase Agreement, Purchaser hereby confirms that the foregoing lease amendments are acceptable to Purchaser and Sellers’ delivery thereof satisfies Sellers’ obligation to deliver the ACS 1200 Lease Amendment and the ACS 1300 Lease Amendment pursuant to Section 10.1.1 of the Purchase Agreement.

9. No Other Amendments; This Amendment Governs and Controls. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Amendment shall govern and control.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

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IN WITNESS WHEREOF, Purchaser and Sellers have executed this Amendment as of the day and year first above written.

SELLERS:

CRESCENT 1100, L.L.C., a Delaware limited liability company

By:	Key Partners XII-CG, LLC, a North Carolina limited liability company, Member/Manager

	By:	Capital Associates Limited Partnership, a North Carolina limited partnership, Manager

		By:	/s/ Frank P. Baird
		Name:	Frank P. Baird
Title:

By:	Union Security Insurance Company, an Iowa corporation, Member/Manager

	By:	/s/ Authorized Signatory
Name:
Title:

Date:

CRESCENT 1200, L.L.C., a Delaware limited liability company

By:	Key Partners XIV-CG, LLC, a North Carolina limited liability company, Member/Manager

	By:	Capital Associates Limited Partnership, a North Carolina limited partnership, Manager

		By:	/s/ Frank P. Baird
		Name:	Frank P. Baird
Title:

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By:	Union Security Insurance Company, an Iowa corporation, Member/Manager

	By:	/s/ Authorized Signatory
Name:
Title:

CRESCENT 1300, L.L.C., a Delaware limited liability company

By:	Key Partners XV-CG, LLC, a North Carolina limited liability company, Member/Manager

By:	Capital Associates Limited Partnership, a North Carolina limited partnership, Manager

	By:	/s/ Frank P. Baird
Name: Frank P. Baird
Title:

By:	Union Security Insurance Company, an Iowa corporation, Member/Manager

	By:	/s/ Authorized Signatory
Name:
Title:

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PURCHASER:

KBS CRESCENT GREEN, LLC, a Delaware limited liability company

By:	KBS REIT ACQUISITION IX, LLC, a Delaware limited liability company, its sole member

	By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, general partner

			By:	/s/ Authorized Signatory
Name:
Title:

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